EXHIBIT 31.2

MANAGEMENT CERTIFICATION

I, David E. Loeffler, Vice President - Chief Financial Officer and Treasurer of Arkansas Best Corporation, certify that:

1.   I have reviewed this Form 10-Q of Arkansas Best Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Arkansas Best Corporation as of, and for, the periods presented in this report;

4. Arkansas Best Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d -15(e)) for Arkansas Best Corporation and we have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Arkansas Best Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b)  Not applicable until 2004 Form 10-K filing.

     (c) Evaluated the effectiveness of Arkansas Best Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in Arkansas Best Corporation's internal control over financial reporting that occurred during Arkansas Best Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Arkansas Best Corporation's internal control over financial reporting; and

5. Arkansas Best Corporation's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Arkansas Best Corporation's auditors and the audit committee of Arkansas Best Corporation's board of directors (or persons performing the equivalent function):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Arkansas Best Corporation's ability to record, process, summarize and report financial data information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Arkansas Best Corporation's internal control over financial reporting.

Date: October 31, 2003                        /s/ David E. Loeffler
                                              ----------------------------------
                                              David E. Loeffler
                                              Vice President - Chief Financial
                                              Officer and Treasurer